                                [GRAPHIC OMITTED]

BOULDER TOTAL RETURN FUND, INC.

SEMI-ANNUAL REPORT-MAY 31, 2000

Dear Shareholder:

     Shareholders of the Boulder Total Return Fund got a fairly good taste of what the Fund is all about this past quarter. The Fund's total return on net asset value for the fiscal quarter ending 5/31/00 was 16.4% (the total return on the Fund's market value was 22.7%, but that's a different story - see more below). This nice return is on the heels of a terrible first quarter when our return was -12.0%. Combining the two quarters together, the Fund had a total return on NAV of 2 1/2% for the 6 months ending 5/31/00. This beat the S&P 500, which had a return of 2 1/4% for the same 6 month period.

     Six months is a short time frame in which to measure performance for any investment vehicle. But the results from the past six months for BTF provide some valuable insight into our modus operandi.

     The Fund bought some unexciting stocks including an old "fuddy-duddy" blue chip stock earlier this year, at near book value. This company makes money, it's well run, well financed, and has a good outlook for the future. It's Associates First Capital. We bought 400,000 shares at an average cost of around $17 per share. It's now trading at $28 per share. Not every stock we buy will increase in value that quickly. However, we expect every common stock that we buy for value (as opposed to the REITs and RICs which we've bought for income) will increase in value over time. Otherwise, we wouldn't buy it.

     We have now chosen the investments for about half of the Fund's assets. We are very happy with the purchases we have made and believe that in five years you will be too. We have a lot of confidence in the long-term outlook for the companies in which we have invested. Another 25% of the Fund is already in cash, awaiting the opportunity to take advantage of similar opportunities to those we have already bought. The final 25% of the Fund is still in the remainder of the preferreds we inherited when we took over the Fund.

     One caveat: Our concentrated portfolio may lead to wider volatility in our NAV and our market price than most funds. This doesn't bother us at all. Just remember, as long as you don't sell when prices are low, and don't buy when prices are high, volatility doesn't matter. When the market acts irrationally, you have two choices. You can either ignore it, or take advantage of it. Just be sure it doesn't take advantage of you.

     The Fund has made several other common stock purchases, and a lot of sales of preferreds. Were it not for preferreds in our portfolio the last six months, the NAV of the Fund would be higher than it is today. However, it's the portfolio that was inherited when Boulder Investment Advisers ("BIA") and Stewart Investment Advisers took the reins on August 27, 1999.

     The Fund's investments got some attention recently. The NY Times ran an article on the Boulder Total Return Fund in late May which was somewhat favorable. You may have noticed the Fund's market price spiked up sharply the following day, on fairly significant volume. About 8% of the outstanding shares, other than those owned by the Horejsi family, changed hands that day. This caused the Fund's discount to narrow somewhat.

     The Fund paid a dividend of 6 cents for the quarter ending March 31, and expects to pay 5 cents this quarter. Obviously, net investment income is declining, and may eventually go to zero. Therefore, this will probably be our last quarterly dividend. Whatever income the Fund earns above and beyond the expenses, will be paid out to shareholders, probably at the end of the year.

     We've found what we perceive to be good values in some closed-end income funds, trading at larger discounts than usual. The big discount at which these funds were trading allows us to buy them and achieve the following advantages over buying the underlying assets: (a) higher yields, (b) more cushion to the downside, and (c) more opportunity for capital gains.

     You may be asking why we don't buy the Fund's shares back. The answer is simple. First, the Fund is leveraged with $77.5 million of Money Market Preferred Stock ("MMP"). Right now that represents 37.5% of our assets. If we bought back common shares, it would increase our leverage to the point that we wouldn't be comfortable. Second, shrinking the Fund takes away cash that could be used for opportunities to invest in securities that can give us compound returns over time. Buying back common shares only provides a one-time shot in the arm, which may be good for the short-term investors in our Fund, but is not as good for the long-term investors. Third, and most important, is that we have found a few things that we think are selling at bigger discounts than our own shares.

     The Board of Directors has approved a "swap" of our leverage. Here's the rationale in a nutshell: Currently the Fund pays dividends to MMP shareholders that will be 100% DRD (that stands for Dividends Received Deduction) eligible, or else it is subject to paying an additional distribution. DRD is IRS jargon for avoiding double taxation to qualifying corporate investors, who logically are the primary investors in our existing MMP. If Corporation "A" buys equity (stock) in Corporation "B", then "A" is permitted to deduct 70% of the dividend income it receives from "B" from "A's" taxable income.

     So the Fund must earn dividends that are eligible for the DRD to pass them through to the MMP holders. If the Fund pays out dividends to the MMP shareholders that are not DRD eligible, then the Fund must pay them additional money at year-end to make them whole for the additional tax liability on the portion of the dividend not eligible for the DRD (the "gross-up payment"). Last year our gross-up bill was $375,000, and in '98 it was over $600,000. In place of the MMP, we are issuing $77.5 million of Auction Market Rate Preferred Stock ("AMPs"). These are fully taxable to the investor, and therefore will require a higher coupon, which costs us more. However, we don't have to pay any additional distribution at year-end, and we can replace our portfolio of low-yielding DRD preferreds with higher yielding securities. The bottom line to the common shareholder is: (a) The Fund will remain leveraged to the same extent it was before, and (b) The new AMPs will carry a higher coupon than the MMP, but the underlying assets that we are shifting to are expected to more than make up for the higher cost.

     On  May  1,  2000,  the  Fund  announced  that  BIA,  the  Fund's  adviser, recommended to the Board of Directors that the Fund should discontinue its policy of hedging the preferred stocks in the Fund's portfolio. The Board voted to approve this recommendation. The Fund has stopped hedging its preferred stocks, and specifically, has discontinued purchasing out-of-the-money put options on U.S. Treasury Bond Futures as a means of attempting to hedge the interest rate risk in the preferred stocks it owns. The Fund's investments in preferred stocks are now a significantly smaller percentage of the Fund's portfolio than in August 1999 when shareholders approved the change in objective. As of May 31, 2000, the Fund had approximately $52 million in preferreds, representing 25% of the Fund's assets, which is down from over $200 million, or nearly 100%, last August. In light of this, and because of the Fund's change in its objective to total return, hedging no longer plays a role in achieving the Fund's objective. Though hedging may have dampened volatility in the Fund's net asset value over the short term, the cost of hedging was high. We are happy to have you all as partners in the Fund, and we look enthusiastically to the future and what it will bring.




                                                        Sincerely,


                                                        /S/SIGNATURE


                                                        Stewart R. Horejsi
                                                        INVESTMENT MANAGER, SIA

JUNE 9, 2000

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                       DIVIDEND
                                                   DIVIDEND         NET ASSET          NYSE          REINVESTMENT
                                                    PAID              VALUE         CLOSING PRICE      PRICE (1)
                                                   --------        -----------      -------------    ------------
November 30, 1999 ..............................   $0.0770           $13.32          $10.1875          $10.18
December 31, 1999 ..............................    0.0770            12.99            9.6875            9.78
January 31, 2000 ...............................      --              12.44            9.5625             n/a
February 29, 2000 ..............................      --              11.63            8.8125             n/a
March 31, 2000 .................................    0.0600            13.24            9.5625            9.73
April 30, 2000 .................................      --              13.34            9.7500             n/a
May 31, 2000 ...................................      --              13.46           10.7500             n/a



----------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

                                                        PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2000 (UNAUDITED)
                                                        ------------------------


                                                                   VALUE
SHARES/PAR                                                        (NOTE 1)
----------                                                        --------

COMMON STOCKS - 50.1%
  DIVERSIFIED - 29.8%

        750   Berkshire Hathaway Inc., Class A+ ...............  $  43,950,000
      9,010   Berkshire Hathaway Inc., Class B+ ...............     16,992,860
                                                                 -------------
              TOTAL DIVERSIFIED ...............................     60,942,860
                                                                 -------------
  REITS - 6.9%
    200,000   First Industrial Realty Trust ...................      5,812,500
    600,000   New Plan Excel Realty Trust, Inc. ...............      8,287,500
                                                                 -------------
              TOTAL REITS .....................................     14,100,000
                                                                 -------------
  FINANCIAL SERVICES - 5.4%
    400,000   Associates First Capital Corporation, Class A ...     10,975,000
                                                                 -------------
  INVESTMENT COMPANIES - 4.1%
    300,000   ACM Government Securities Fund ..................      1,912,500
      8,100   John Hancock Patriot Prefered Dividend Fund .....         83,025
     54,000   Kemper Multi-Market Income Trust ................        438,750
     40,000   MFS Charter Income Trust ........................        325,000
     10,000   MFS Intermediate Income Trust ...................         61,875
     54,300   MFS Mulitmarket Income Trust ....................        319,012
     65,500   Oppenheimer Multi-Sector Income Trust ...........        495,344
    286,600   Putnam Master Intermediate Income Trust .........      1,701,687
    400,000   Putnam Premier Income Trust .....................      2,300,000
     86,700   RCM Strategic Global Government Fund ............        742,369
                                                                 -------------
              TOTAL INVESTMENT COMPANIES ......................      8,379,562
                                                                 -------------
  INSURANCE - 3.8%
     60,000   Progressive Corporation .........................      5,632,500
      9,000   Wesco Financial Corporation .....................      2,187,000
                                                                 -------------
              TOTAL INSURANCE .................................      7,819,500
                                                                 -------------
  UTILITY - 0.1%
      7,950   WPS Resources Corporation .......................        248,437
                                                                 -------------
              TOTAL COMMON STOCKS
                (Cost $94,903,569) ............................    102,465,359
                                                                 -------------
PREFERRED STOCKS AND SECURITIES - 25.2%
  UTILITIES - 11.4%
     62,300   Alabama Power Capital Trust I,
                7.375% TOPrS ..................................      1,335,556
     29,700   Baltimore Gas & Electric Company,
                6.700% Pfd., Series 1993 ......................      2,910,269
     86,450   CPL Capital,
                8.000% QUIPS, Series A ........................      1,912,706
      7,134   Duke Energy Corporation,
                4.500% Pfd., Series C .........................        481,260
     53,300   Enterprise Capital Trust I,
                7.440% TOPrS, Series A ........................      1,067,666
     42,350   Florida Power & Light Company,
                6.980% Pfd., Series S .........................      4,187,568
      1,167   Jersey Central Power & Light Company,
                7.520% Sinking Fund Pfd., Series K ............        120,049
  2,500,000   KN Energy, Inc., KN Capital Trust I,
                8.560% 4/15/27 Capital Security, Series B .....      2,304,659

                                                                   VALUE
SHARES/PAR                                                        (NOTE 1)
----------                                                        --------

     24,600   Mission Energy Company,
                9.875% MIPS, Series A .........................  $     608,850
      1,400   Mississippi Power Company,
                7.000% Pfd. ...................................        142,434
      8,500   Monongahela Power Company,
                $7.73 Pfd., Series L ..........................        871,675
     12,600   Niagara Mohawk Power Corporation,
                4.100% Pfd. ...................................        671,139
              Ohio Edison Company:
      2,700     4.440% Pfd. ...................................        150,660
      8,000     4.560% Pfd. ...................................        484,335
    105,425   Pennsylvania Power & Light Company,
                PP&L Capital Trust II,
                8.100% TOPrS ..................................      2,395,124
     34,200   PSE&G Capital Trust I,
                8.625% QUIPS, Series U ........................        805,838
     17,050   San Diego Gas & Electric Company,
                6.800% Pfd. ...................................        424,119
    104,000   Southern California Edison,
                8.375% QUIDS, Series A ........................      2,463,500
                                                                 -------------
              TOTAL UTILITIES .................................     23,337,407
                                                                 -------------
  FINANCIAL SERVICES - 6.0%
     29,500   Ace Capital Trust I,
                8.875% TOPrS ..................................        703,391
     55,000   Bear Stearns Company,
                5.720% Pfd., Series F .........................      2,185,700
     31,546   Canadian General Capital,
                9.125% TOPrS ..................................        753,161
      5,000   FPC Capital I,
                7.100% QUIPS, Series A ........................         99,063
      1,500   Heller Financial, Inc.,
                6.950% Pfd., Series D .........................        145,960
     99,950   Household Capital Trust II,
                8.700% TOPrS ..................................      2,330,084
              Lehman Brothers Holdings Inc.:
     26,300     5.940% Pfd., Series C .........................      1,056,602
     22,000     5.670% Pfd., Series D .........................        797,829
      5,000   MCN Financing,
                8.625% TRUPS ..................................        111,094
     18,600   Merrill Lynch Capital Trust II,
                8.000% TOPrS ..................................        440,006
      5,000   Merrill Lynch Preferred Capital Trust V,
                7.280% TOPrS ..................................        107,812
     75,000   SLM Holding Corporation,
                6.970% Pfd. ...................................      3,616,162
                                                                 -------------
              TOTAL FINANCIAL SERVICES ........................     12,346,864
                                                                 -------------
  BANKING - 3.4%
     51,800    Citigroup Inc.,
                6.213% Pfd., Series G .........................      2,260,552
  3,100,000    First Empire State Corporation,
                First Empire Capital Trust I,
                8.234% 2/1/27 Capital Security ................      2,745,579



                       See Notes To Financial Statements.

-----------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.



PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2000 (UNAUDITED)
------------------------------------



                                                                   VALUE
SHARES/PAR                                                        (NOTE 1)
----------                                                        --------

PREFERRED STOCKS AND SECURITIES (CONTINUED)
  BANKING (CONTINUED)
        250   LaSalle National Corporation,
               6.460% Pfd., 144A ** ..........................  $     226,339
     30,000   HSBC USA Inc.,
               $1.81 Pfd., Series E ..........................        753,244
  1,000,000   Summit Capital Trust I,
               8.400% 03/15/27 Capital Security, Series B ....        910,772
                                                                -------------
             TOTAL BANKING ...................................      6,896,486
                                                                -------------
  REITS - 2.0%
     54,200   Avalonbay Communities,
               8.960% Pfd., Series G .........................      1,200,869
              Equity Residential Properties:
     56,000    9.375% Pfd., Series A .........................      1,305,500
      5,000    9.650% Pfd., Series F .........................        117,188
      8,100   First Industrial Realty,
               7.950% Pfd. ...................................        153,647
     48,500   Prologis Trust,
               9.400% Pfd., Series A .........................      1,124,594
      5,000   Rouse Capital,
               9.250% QUIPS ..................................        110,938
                                                                -------------
             Total REITS .....................................      4,012,736
                                                                -------------
  MISCELLANEOUS INDUSTRIES - 1.7%
              Conagra Capital LC:
    109,300    Series B, Adj. Rate Pfd. ......................      1,837,606
     22,700    9.350% Pfd., Series C .........................        549,056
     43,100   SBC Communications Inc.,
               8.500% Pfd. ...................................      1,054,603
                                                                -------------
             TOTAL MISCELLANEOUS INDUSTRIES ..................      3,441,265
                                                                -------------
  INSURANCE - 0.8%
     62,000   American Re Capital,
               8.500% 9/30/25 QUIPS ..........................      1,458,937
      5,500   Hartford Capital I,
               7.700% QUIPS, Series A ........................        123,234
                                                                -------------
             TOTAL INSURANCE .................................      1,582,171
                                                                -------------
             TOTAL PREFERRED STOCKS AND SECURITIES
               (Cost $53,941,343) ............................     51,616,929
                                                                -------------

                                                                   VALUE
SHARES/PAR                                                        (NOTE 1)
----------                                                        --------

U.S. TREASURY BILLS - 14.6%
$10,000,000  5.340% due 06/08/00(DOUBLE DAGGER) ..............  $   9,989,616
 20,000,000  5.610% due 07/06/00(DOUBLE DAGGER) ..............     19,890,970
                                                                -------------
             TOTAL U.S. TREASURY BILLS
               (Cost $29,880,586) ............................     29,880,586
                                                                -------------
 PRINCIPAL
  AMOUNT
  ------

REPURCHASE AGREEMENT - 9.3% (Cost $19,047,000)
19,047,000   Agreement with Warburg Dillon Read, 6.350%
               dated 5/31/00, to be repurchased at $19,050,360
               on 6/01/00, collateralized by $15,909,000
               U.S.Treasury Note, 8.125% due 8/15/21
               (value $19,428,866) ...........................     19,047,000
                                                                -------------
TOTAL INVESTMENTS (Cost $197,772,498*) .........    99.2%         203,009,874
OTHER ASSETS AND LIABILITIES (Net) .............     0.8            1,718,185
                                                   ------       -------------
NET ASSETS .....................................   100.0%       $ 204,728,059
                                                   ======       =============

-------------------

  *  Agregate cost for Federal tax purposes.

  ** Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration to qualified institutional buyers.

(DAGGER) Non-income producing.

(DOUBLE DAGGER)   Annualized yield at date of purchase.

 ABBREVIATIONS:
 MIPS    -  Monthly Income Preferred Securities
 QUIDS   -  Quarterly Income Debt Securities
 QUIPS   -  Quarterly Income Preferred Securities
 TOPrS   -  Trust Originated Preferred Securities
 TRUPS   -  Trust Preferred Securities

Capital Securities are debt instruments and the amounts shown in the Shares/Par column are dollar amounts of par value.

                       See Notes To Financial Statements.

--------------------------------------------------------------------------------

                          BOULDER TOTAL RETURN FUND, INC.


                                                                                                STATEMENT OF ASSETS AND LIABILITIES
                                                                                                            MAY 31, 2000 (UNAUDITED)
                                                                                                -----------------------------------

ASSETS:
   Investments at value (Cost $197,772,498) (Note 1)
   See accompanying schedule .......................................................................                   $203,009,874
   Receivable for securities sold ..................................................................                      1,470,410
   Dividends and interest receivable ...............................................................                        395,647
   Prepaid expenses ................................................................................                        181,508
                                                                                                                       ------------
         Total Assets ..............................................................................                    205,057,439

LIABILITIES
   Investment advisory fee and Sub-advisory fee payable (Note 2) ...................................    $   170,877
   Audit and Legal fees payable ....................................................................         64,159
   Administration fee payable (Note 2) .............................................................         37,593
   Directors' fees and axpenses payable ............................................................         10,612
   Due to custodian ................................................................................            227
   Accrued expenses and other payables .............................................................         45,912
                                                                                                        -----------
         Total Liabilities .........................................................................                        329,380
                                                                                                                       ------------
NET ASSETS .........................................................................................                   $204,728,059
                                                                                                                       ============

NET ASSETS consist of:
   Undistributed net investment income (Note 1) ....................................................                   $    480,038
   Accumulated net realized loss on investments sold (Note 1) ......................................                     (7,908,201)
   Unrealized appreciation of investments (Note 3) .................................................                      5,237,376
   Par value of Common Stock .......................................................................                         94,167
   Paid-in capital in excess of par value of Common Stock ..........................................                    129,324,679
   Money Market Cumulative Preferred(TRADE MARK) Stock (Note 5) ....................................                     77,500,000
                                                                                                                       ------------
         Total Net Assets ..........................................................................                   $204,728,059
                                                                                                                       ============
                                                                                                         Per Share
                                                                                                         ---------
NET ASSETS AVAILABLE TO:
   Money Market Cumulative Preferred(TRADE MARK) (775 shares outstanding) redemption
     value .........................................................................................    $100,000.00    $ 77,500,000
   Accumulated undeclared dividends on Money Market Cumulative Preferred(TRADE MARK)
     Stock (Note 10) ...............................................................................         572.40         443,610
                                                                                                        -----------    ------------
                                                                                                        $100,572.40      77,943,610
                                                                                                        ===========

   Common Stock (9,416,743 shares outstanding) .....................................................       $  13.46     126,784,449
                                                                                                           ========    ------------

TOTAL NET ASSETS                                                                                                       $204,728,059
                                                                                                                       ============


                        See Notes To Financial Statements

--------------------------------------------------------------------------------

                          BOULDER TOTAL RETURN FUND, INC.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
-------------------------------------------------

INVESTMENT INCOME:
   Dvidends ........................................................................................                     $3,452,539
   Interest ........................................................................................                      1,715,408
                                                                                                                         ----------
         Total Investment Income ...................................................................                      5,167,947


EXPENSES:
   Investment advisory fee and Sub-advisory fee (Note 2) ...........................................       $884,121
   Administration fee (Note 2) .....................................................................        218,070
   Audit and Legal fees ............................................................................        172,379
   Money Market Cumulative Preferred(TRADE MARK) broker commisions and Auction Agent fees ..........         98,496
   Transfer agent fees (Note 2) ....................................................................         71,318
   Insurance expense ...............................................................................         67,116
   Directors' fees and expenses (Note 2) ...........................................................         39,307
   Custodian fees ..................................................................................         15,122
   Other ...........................................................................................         39,705
                                                                                                         ----------
         Total Expenses ............................................................................                      1,605,634
                                                                                                                         ----------
NET INVESTMENT INCOME ..............................................................................                      3,562,313
                                                                                                                         ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     (Notes 1 and 3):
     Net realized loss on investments sold during the period .......................................                     (8,693,297)
     Unrealized appreciation of investments during the period ......................................                      9,841,055
                                                                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................................................                      1,147,758
                                                                                                                         ----------
NETDECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................                     $4,710,071
                                                                                                                         ==========




                       See Notes To Financial Statements.

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

                                                                                             STATEMENT OF CHANGES IN NET ASSETS
                                                                                       --------------------------------------------

                                                                                            SIX MONTHS ENDED
                                                                                              MAY 31, 2000            YEAR ENDED
                                                                                               (UNAUDITED)        NOVEMBER 30, 1999
                                                                                            ----------------      -----------------
OPERATIONS:
     Net investment income ............................................................     $      3,562,313       $     12,138,353
     Net realized loss on investments sold during the period ..........................           (8,693,297)             (503,,785)
     Unrealized appreciation/(depreciation) of investments during the period ..........            9,841,055            (17,656,849)
                                                                                            ----------------      -----------------
     Net increase / (decrease) in net assets resulting from operations ................            4,710,071             (6,022,281)

DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market Cumulative
         Preferred(TRADE MARK) Stock Shareholders (Note 5) ............................           (2,301,138)            (3,245,451)
     Distributions paid from net realized capital gains to Money Market Cumulative
         Preferred(TRADE MARK) Stock Shareholders (Note 5) ............................                 --                 (254,263)
     Dividends paid from net investment income to Common Stock Shareholders ...........           (1,290,108)            (9,650,152)
     Distributions paid from net realized capital gains to Common Stock
         Shareholders .................................................................                 --               (6,047,683)
                                                                                            ----------------      -----------------

NET INCREASE/(DECREASE) FOR THE PERIOD ................................................            1,118,825            (25,219,830)
NET ASSETS:
     Beginning of period ..............................................................          203,609,234            228,829,064
                                                                                            ----------------      -----------------
     End of period (including undistributed net investment income of $480,038 and
         $508,971, respectively) ......................................................     $    204,728,059      $     203,609,234
                                                                                            ================      =================






                        See Notes To Financial Statements

--------------------------------------------------------------------------------


                          BOULDER TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
------------------------------------------------------

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                            SIX MONTHS
                                                               ENDED                    YEAR ENDED NOVEMBER 30,
                                                           MAY 31, 2000    --------------------------------------------------------
                                                            (UNAUDITED)      1999        1998        1997         1996         1995
                                                              --------     --------    --------    --------    --------    --------
OPERATING PERFORMANCE:
 Net asset value, beginning of period.......................  $  13.32     $  16.06    $  16.33    $  15.31    $  14.54    $  12.22
                                                              --------     --------    --------    --------    --------    --------
 Net investment income......................................      0.38         1.29        1.33        1.36        1.41        1.39
 Net realized and unrealized gain / (loss) on investments...      0.11        (1.93)       0.13        1.10        0.72        2.46
                                                              --------     --------    --------    --------    --------    --------
 Total from investment operations...........................      0.49        (0.64)       1.46        2.46        2.13        3.85
                                                              --------     --------    --------    --------    --------    --------
 DISTRIBUTIONS:
 Dividends paid from net investment income to MMP*
     Shareholders...........................................     (0.24)       (0.35)      (0.25)      (0.26)      (0.34)      (0.36)
 Distributions paid from net realized capital gains to MMP*
     Shareholders...........................................        --        (0.03)      (0.14)      (0.06)      (0.02)         --
 Dividends paid from net investment income to Common
     Shareholders...........................................     (0.14)       (1.02)      (1.07)      (1.05)      (1.02)      (1.15)
 Distributions paid from net realized capital gains to
     Common Shareholders....................................        --        (0.64)      (0.29)      (0.05)         --          --
 Change in accumulated undeclared dividends on MMP*.........      0.03        (0.06)T      0.02       (0.02)       0.02       (0.02)
                                                              --------     --------    --------    --------    --------    --------
 Total distributions........................................     (0.35)       (2.10)      (1.73)      (1.44)      (1.36)      (1.53)
                                                              --------     --------    --------    --------    --------    --------
 Net asset value, end of period.............................  $  13.46     $  13.32T   $  16.06    $  16.33    $  15.31    $  14.54
                                                              ========     ========    ========    ========    ========    ========
 Market value, end of period................................  $10.7500     $10.1875    $13.6250    $15.6250    $14.6250    $13.1250
                                                              ========     ========    ========    ========    ========    ========
 Total investment return based on net asset value**.........      2.47%     (5.17)%       7.65%      14.66%      13.89%      30.38%
                                                              ========     ========    ========    ========    ========    ========
 Total investment return based on market value**............      7.01%    (14.51)%     (4.55)%      14.84%      20.50%      29.28%
                                                              ========     ========    ========    ========    ========    ========
 RATIOS TO AVERAGE NET ASSETS AVAIABLE
     TO COMMON STOCK SHAREHOLDERS:
         Operating expenses(a)..............................      2.67%        1.97%       1.83%       1.60%       1.84%       1.89%
         Net investment income(a)***........................      2.51%        6.08%       5.92%       6.51%       7.44%       7.81%
 SUPPLEMENTAL DATA:
         Portfolio turnover rate............................        45%          69%         86%         77%         98%         93%
         Net assets, end of period (in 000's)...............  $204,708     $203,609    $228,829    $231,572    $221,840    $212,827

----------------------------------------------------------------

 Ratio of operating expenses to total Average Net Assets
     including MMP*(a)......................................      1.62%        1.26%       1.22%       1.05%       1.17%       1.16%



       * Money Market Cumulative Preferred(TRADE MARK) Stock.

      ** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

     *** The net investment income ratios reflect income net of operating expenses and payments to MMP* Shareholders.

(DAGGER) Includes   effect  of   additional   distribution   available  to  MMP*
         Shareholders  ($0.04  per  Common  share) (see  Notes 5).

     (a) Annualized for the six months ended May 31, 2000.




                       See Notes To Financial Statements.

--------------------------------------------------------------------------------

                          BOULDER TOTAL RETURN FUND, INC.

                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                --------------------------------

The table below sets out information with respect to Money Market Cumulative Preferred(TRADE MARK) Stock currently outstanding (1).

                                                                                           INVOLUNTARY                 AVERAGE
                                                                  ASSET                    LIQUIDATING                 MARKET
                                     TOTAL SHARES               COVERAGE                   PREFERENCE                   VALUE
                                      OUTSTANDING               PER SHARE                  PER SHARE (2)             PER SHARE (2)
                                      -----------               ---------                  -------------             -------------

 5/31/00*                                775                    $264,165                     $100,000                   $100,000
 11/30/99                                775                     262,722                      100,000                    100,000
 11/30/98                                775                     295,263                      100,000                    100,000
 11/30/97                                775                     298,802                      100,000                    100,000
 11/30/96                                775                     286,246                      100,000                    100,000
 11/30/95                                775                     277,196                      100,000                    100,000


 ----------------

  (1) See Note 5.

  (2) Excludes accumulated undeclared dividends.

   *  Unaudited.


                        See Notes To Financial Statements

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     Boulder Total Return Fund, Inc. (the "Fund") (prior to August 27, 1999, Preferred Income Management Fund, Inc.) is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     PORTFOLIO  VALUATION:  The net asset  value of the Fund's  Common  Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative PreferredTM Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative PreferredTM Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under thedirection of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     OPTION ACCOUNTING PRINCIPLES: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying suchtransactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The shareholders of Money Market Cumulative PreferredTM Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investmentc ompanies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                       -----------------------------------------


     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders.

     The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     Other: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     2.  INVESTMENT   ADVISORY  FEE,   SUB-ADVISORY   FEES,   DIRECTORS'   FEES,
ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the value of the Fund's average monthly net assets, out of which the Adviser is responsible for compensating the Fund's sub-advisers. The Adviser has contractually agreed that unless the Fund has invested at least 50% of its assets in common stocks and cash equivalents held for investment in common stocks, the Adviser will waive 40% of the 1.00% fee on the portion of the Fund's assets invested in preferreds and cash equivalents held for investment in preferreds.

     Spectrum Asset Management, Inc. ("Spectrum") serves as the Fund's sub-adviser with respect to the Fund's preferred stock portfolio, related hedging instruments and cash and cash equivalents held for investment in such securities (the "Preferred Portfolio"). The Adviser pays Spectrum a monthly fee at an annual rate of 0.45% of the average monthly net assets of the Preferred Portfolio up to $50 million and 0.40% of the average monthly net assets of the Preferred Portfolio in excess of $50 million. The term Preferred Portfolio includes all assets invested in preferred securities (including so-called
"hybrid" or taxable preferred securities, including those such as capital securities that have certain characteristics of debt securities).

     Stewart West Indies Trading Company, Ltd., a Barbados international business company doing business as Stewart Investment Advisers ("Stewart Advisers"), serves as sub-adviser for the portion of the Fund's assets invested in common stocks and cash equivalents held for investment in common stocks. The Adviser pays Stewart Advisers a monthly fee equal to 80% of the advisory fees retained by the Adviser after deducting fees paid to Spectrum as described above, pursuant to the Investment Advisory Agreement.

     Boulder Administrative Services LLC ("BAS") serves as the Fund's Co-Administrator. On March 22, 1999, the Fund entered into a co-administration agreement with BAS (the "Co-Administration Agreement"). Under the Co-Administration Agreement, BAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other such administrative tasks. Under the Co-Administration Agreement, the Fund pays BAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser, Stewart Advisers or BAS a fee of $6,000 per annum, plus $2,000 for each in-person meeting of the Board of Directors and $1,000 for each telephone meeting. In addition, the Fund reimburses the uninterested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC", formerly known as First Data Investor Services Group, Inc.), an indirect, majority-owned subsidiary of PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for PFPC's services as Administrator, the Fund pays PFPC a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------


     subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets plus certain out of pocket expenses. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as transfer agent, the Fund pays PFPC a fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Bankers Trust Company, a wholly-owned subsidiary of Deutsche Bank, AG ("Auction Agent"), began serving as the Fund's Money Market Cumulative PreferredTM Stock transfer agent, registrar, dividend disbursing agent and redemption agent, effective December 1, 1999.

3.   PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2000, excluding short-term investments, aggregated $70,897,072 and $83,652,018 respectively.

     At May 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $10,019,778 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,782,402.

4.   COMMON STOCK

     At May 31, 2000, 240,000,000 shares of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 2000 or for the year ended November 30, 1999.

5.   MONEY MARKET CUMULATIVE PREFERRED(TRADE MARK) STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative Preferred(TRADE MARK) Stock of $77,500,000 before offering costs of $171,219, and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,356,250. The Money Market Cumulative Preferred(TRADE MARK) Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred(TRADE MARK) Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred(TRADE MARK) Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred(TRADE
MARK) Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred(TRADE
MARK) Stock, the Fund is required to make additional distributions to Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     A portion of the distributions paid to the Fund's Money Market Cumulative Preferred(TRADE MARK) Stock Shareholdres from January 1, 1999 through November 30, 1999 was designated as not qualifying for the Dividends Recieved Deduction. Therefore, on December 27, 1999, the Fund declared an additional distribution of $375,069 payable December 29, 1999, to Money Market Cumulative Preferred(TRADE
MARK) Stock Shareholders as required by the Fund's Articles Supplementary. This additional distribution was reflected in "Accumulated undelared dividends on Money Market Cumulative Preferred(TRADE MARK) Stock in the Statement of Assets and Liabilities at November 30, 1999. This additional distribution was required to reflect the fact that the original distributions did not qualify 100% for the corporate Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred(TRADE MARK) Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred(TRADE MARK) Stock Shareholders may also trade shares in the secondary market between auction dates.

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

                                       NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                       -----------------------------------------


     At May 31,  2000,  775 shares of Money  Market  Cumulative  Preferred(TRADE
MARK) Stock were outstanding at the annual rate of 4.950%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.   PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     On August 27, 1999, the Fund changed its investment objective from high current income consistent with preservation of capital to total return. The "total return" objective necessitated a number of other changes including the following:

(BULLET) The requirement to invest at least 65% of the Fund's assets in preferred stocks was replaced with a requirement to invest at least 80% of the Fund's assets in common, preferred and fixed income securities, except during defensive periods.

(BULLET) The 15% limit on common stock investments was deleted.

(BULLET) The Fund was  permitted to invest in common  stocks of U.S. or non-U.S.
         issuers of any size and was permitted to invest up to 25% of its net assets in real estate investment trusts.

(BULLET) The Fund was permitted to invest without limit in non-dividend paying equity securities.

(BULLET) The Fund was permitted to invest up to 10% of its assets in other registered investment companies.

(BULLET) The restriction on borrowing was relaxed to permit borrowing for the purpose of redeeming all of the outstanding MMP.

(BULLET) The restriction regarding issuance of senior securities was relaxed to permit issuance of debt as well as preferred stock consistent with its restriction on borrowing described above.

(BULLET) The policy regarding concentrating in the banking and utilities industries was removed.

(BULLET) The policy prohibiting the Fund from making investments for the purpose of exercising control or management was removed.

     The Fund's other investment policies were generally left unchanged, including, without limitation, the Fund's authority to invest in futures and options, restricted securities, short sales against the box and zero coupon securities. A substantial portion of the Fund's assets are invested in adjustable and fixed rate preferred stocks and similar hybrid securities and therefore the Fund's portfolio may be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Rating Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade.

7.   SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purpose or, under certain other circumstances, to increase income. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------


  8.   SIGNIFICANT SHAREHOLDERS

     At May 31, 2000 various Horejsi family trusts and related controlled operating companies owned 3,975,550 shares of Common Stock of the Fund, representing approximately 42% of the total Fund shares. These trusts and operating companies effectively control the Adviser, Stewart Advisers and BAS.

9.   CAPITAL LOSS CARRYFORWARDS

     As of May 31, 2000, the Fund had available for Federal income tax purposes unused capital losses of $111,586 which expire in 2007.

--------------------------------------------------------------------------------

                         BOULDER TOTAL RETURN FUND, INC.

                                              ADDITIONAL INFORMATION (UNAUDITED)
                                              ----------------------------------


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by PFPC Inc. ("PFPC") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PFPC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PFPC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2000, $352 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PFPC in writing, by completing the form on the back of the Plan account statement and forwarding it to PFPC or by calling PFPC directly. A termination will be effective immediately if notice is received by PFPC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold common stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

    Information concerning the Plan may be obtained from PFPC at 1-800-331-1710.

DIRECTORS
Alfred G. Aldridge Jr.
Richard I. Barr
James G. Duff
Stewart R. Horejsi
Stephen C. Miller

OFFICERS
Stephen C. Miller
President
Carl D. Johns
Vice President and Treasurer
Laura C. Rhodenbaugh
Secretary
Stephanie J. Kelley
Assistant Secretary

QUESTIONS CONCERNING YOUR
SHARES OF THE FUND?

If your shares are held in a brokerage account contact your broker. If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc.


                                  P.O. Box 1376
                                Boston, MA 02104
                                 1-800-331-1710

This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.